UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 CITIZENS FINANCIAL GROUP, INC. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS IMPORTANT Votes submitted electronically must be received by 11:59 p.m. (Eastern Time) on April 24, 2024. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/CFG to vote your shares ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Citizens Financial Group, Inc. Annual Meeting of Shareholders to Be Held on April 25, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Notice and Proxy Statement, 2023 Annual Report on Form 10-K and 2023 Annual Review are available at envisionreports.com/CFG. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery. 2 N O T C F G To attend and vote at the meeting, please refer to the proxy statement for requirements. ATTEND the meeting on April 25, 2024 at 9:00 a.m. (Eastern Time). 03XMDH

MEETING DETAILS The Annual Meeting of Shareholders of Citizens Financial Group, Inc. will be held on April 25, 2024 at 9:00 a.m. (Eastern Time) at One Citizens Plaza, Providence, Rhode Island 02903. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED: 1. Election of Directors: 01 - Bruce Van Saun 04 - Christine M. Cumming 07 - Edward J. Kelly III 10 - Michele N. Siekerka 13 - Marita Zuraitis 02 - Lee Alexander 05 - Kevin Cummings 08 - Robert G. Leary 11 - Christopher J. Swift 03 - Tracy A. Atkinson 06 - William P. Hankowsky 09 - Terrance J. Lillis 12 - Wendy A. Watson THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 THROUGH 6: 2. Approve the Amended and Restated 2014 Non-Employee Director Compensation Plan. 3. Advisory Vote on Executive Compensation. 4. Approve the Amended and Restated 2014 Omnibus Incentive Plan. 5. Approve the Amended and Restated 2014 Employee Stock Purchase Plan. 6. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2024 fiscal year. PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. ORDER MATERIALS Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side. REQUEST VIA: Internet Visit envisionreports.com/CFG Phone Call 1-866-641-4276 Email Send an email to investorvote@computershare.com and include: • "Proxy Materials Citizens Financial Group, Inc." in the subject line • Your full name and address • The number located in the box on the reverse side • Statement that you want a paper copy of the meeting materials PLEASE REVIEW THE MEETING MATERIALS Read through what’s new this year, company updates, and other initiatives at envisionreports.com/CFG.